                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                              --------------------

                         Commission File Number 0-22935

                             PEGASUS SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)



         DELAWARE                                    75-2605174
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)


                CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY,
                         SUITE 1900, DALLAS, TEXAS 75206
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (214) 234-4000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Proposed Offering of Convertible Senior Notes

Pegasus Solutions, Inc., a Delaware corporation ("Pegasus"), today issued a press release announcing the pricing of its private placement offering of $75 million aggregate principal amount of 3.875% Convertible Senior Notes due 2023 to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended. Pegasus also granted the initial purchasers of the notes an option to purchase up to an additional $15 million principal amount of the notes. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 - Press Release dated July 15, 2003 entitled "Pegasus Solutions Prices $75 Million of Convertible Senior Notes."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PEGASUS SOLUTIONS, INC.


July 15, 2003                                    /s/  SUSAN K. COLE
                                                 ------------------------------
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------                               ------------
    99.1                                  Press Release dated July 15, 2003
                                          entitled "Pegasus Solutions Prices
                                          $75 Million of Convertible
                                          Senior Notes."